Exhibit 99.1

FOR IMMEDIATE RELEASE	Bel Fuse Inc. 300 Executive Drive Suite 300 West Orange, NJ 07052 www.belfuse.com tel 201.432.0463

Bel Reports Third Quarter 2026 Results

Provides Q4-26 Sales and Gross Margin Guidance

WEST ORANGE, NJ, Wednesday, October 28, 2026-- Bel Fuse Inc. (Nasdaq: BELFA and BELFB) (“Bel” or the “Company” ) today announced preliminary financial results for the third quarter of 2026.

Third Quarter 2026 Highlights

•	Net sales of $220.5 million compared to $179.0 million in Q3-25. Up 23.2% from Q3-25
•	Gross profit margin of 40.9%, up from 39.7% in Q3-25
•	GAAP net earnings attributable to Bel shareholders of $26.3 million in Q3-26, compared to net earnings of $22.3 million in Q3-25. Non-GAAP net earnings attributable to Bel shareholders of $44.0 million in Q3-26, versus $26.3 million in Q3-25
•	Adjusted EBITDA of $52.5 million (23.8% of sales), compared to $39.2 million (21.9% of sales) in Q3-25

Farouq Tuweiq, President and CEO of Bel, said, “We are pleased with our strong third quarter results, with performance led by our Data Solutions sector, Industrials end market, and across our distribution partners. The quarter reflects momentum across key end markets, supported by focused execution across our global organization.”

“Looking ahead, we expect a strong fourth quarter, guiding net sales of $220 million to $240 million and gross margin of 40.0% to 42.0%. We are excited about how the year is shaping up and remain focused on serving our customers, executing our growth strategy, and creating long-term value for our shareholders,” concluded Mr. Tuweiq.

Conference Call

Bel has scheduled a conference call for 8:30 a.m. ET on Thursday, October 29, 2026 to discuss these results. To participate in the conference call, investors should dial 877-407-0784, or 201-689-8560 if dialing internationally. The presentation will additionally be broadcast live over the Internet and will be available at https://ir.belfuse.com/events-and-presentations. The webcast will be available via replay for a period of at least 30 days at this same Internet address. For those unable to access the live call, a telephone replay will be available at 844-512-2921, or 412-317-6671 if dialing internationally, using access code 13762729 after 12:30 pm ET, also for 30 days.

About Bel

Bel (www.belfuse.com) designs, manufactures, and markets critical electronic components, systems and solutions for customers in aerospace, defense, industrial, and data-driven markets. Understanding that our customers face increasingly complex technical challenges, Bel delivers a comprehensive portfolio of solutions including power systems, high-reliability connectors and cable assemblies, circuit protection, and networking products that enable Original Equipment Manufacturers (OEMs) to bring their innovations to market. Bel partners closely with customers to deliver both customized and standard solutions tailored to their specific applications and performance requirements. With manufacturing facilities and technical support teams worldwide, Bel serves as a strategic partner to customers who require proven reliability in demanding end markets.

Company Contact:

Lynn Hutkin

Chief Financial Officer

ir@belf.com

Investor Contact:

Three Part Advisors

Jean Marie Young, Managing Director or Steven Hooser, Partner
631-418-4339

jyoung@threepa.com; shooser@threepa.com

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “forecast,” “outlook,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Bel’s control. Bel’s actual results could differ materially from those stated or implied in our forward-looking statements (including without limitation any of Bel’s projections) due to a number of factors, including but not limited to, the following: risks related to the protection of our intellectual property rights; difficulties associated with integrating previously acquired companies, including any unanticipated difficulties, or unexpected or higher than anticipated expenditures; the possibility that the Bel’s intended acquisition of the remaining 20% stake in Enercon is not completed, and any resulting disruptions to Bel’s business and its currently 80% owned Enercon subsidiary; trends in demand which can affect Bel’s products and results; the market concerns facing Bel’s customers, and risks for its business in the event of the loss of certain substantial customers; the continuing viability of sectors that rely on Bel’s products; the effects of business and economic conditions, and challenges impacting the macroeconomic environment generally and/or Bel’s industry specifically; the effects of energy and other input costs, and cost changes generally, including the potential impact of inflationary pressures; capacity and supply constraints or difficulties, including supply chain constraints or other challenges; the impact of public health crises; difficulties associated with the availability of labor, and the risks of any labor unrest or labor shortages; risks associated with Bel’s international operations, including its substantial manufacturing operations in China and Israel; risks related to Bel’s indebtedness; risks associated with restructuring programs or other strategic initiatives, including any difficulties in implementation or realization of the expected benefits or cost savings; product development, commercialization or technological difficulties (including risks relating to artificial intelligence); the regulatory and trade environment of the countries in which Bel transacts business or that may otherwise impact Bel, its customers and/or its suppliers; risks associated with fluctuations in foreign currency exchange and interest rates; uncertainties associated with legal proceedings; the market’s acceptance of Bel’s products and competitive responses to those products; the impact of changes to U.S. and applicable foreign legal and regulatory requirements, including tax laws; and other risks detailed in Bel’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in subsequent reports filed by Bel with the Securities and Exchange Commission (the “SEC”). The forward-looking statements included in this press release represent Bel’s views only as of the date of this press release, and except as required by law, Bel undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

The Non-GAAP financial measures identified in this press release as well as in the supplementary information to this press release (Non-GAAP net earnings attributable to Bel shareholders, Non-GAAP EPS, Non-GAAP Operating Income, Non-GAAP Provision for Income Taxes and Adjusted EBITDA) are not measures of performance under accounting principles generally accepted in the United States of America ("GAAP"). These measures should not be considered a substitute for, and the reader should also consider, income from operations, provision for income taxes, net earnings, earnings per share and other measures of performance as defined by GAAP as indicators of our performance or profitability. Our non-GAAP measures may not be comparable to other similarly-titled captions of other companies due to differences in the method of calculation. With these measures we present results adjusted to exclude the effects of certain unusual or special items that occur outside the ordinary course of business and are not used by management for evaluating operating performance, as well their related tax impact, all of which would otherwise be included under U.S. GAAP. We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. We use these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis and for budgeting and planning purposes. We also believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other similarly situated companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures, such as Non-GAAP net earnings attributable to Bel shareholders, Non-GAAP EPS, Non-GAAP Operating Income, Non-GAAP Provision for Income Taxes and Adjusted EBITDA, adjust corresponding GAAP measures for provision for income taxes, other income/expense, net, interest income/expense, and depreciation and amortization, and also exclude, where applicable for the covered period presented in the financial statements, certain unusual or special items identified by management as discussed above, such as stock-based compensation, amortization of  inventory step-up, amortization of intangibles (which primarily related to the amortization of finite-lived customer relationships and technology associated with the company's historical acquisitions), unrealized foreign currency exchange (gains) losses, restructuring charges (credits), gains/losses on sales of businesses and properties (including both non-operational properties in Hong Kong and operational properties elsewhere), acquisition related costs (for proposed or completed transactions), earnout liability adjustments, impairment charges, noncontrolling interest ("NCI") adjustments from fair value to redemption value, write-off of deferred financing costs, and certain litigation costs. Please refer to the financial information included with this press release for reconciliations of GAAP financial measures to Non-GAAP financial measures.

Website Information

We routinely post important information for investors on our website, www.belfuse.com, in the "Investor Relations" section. We may use our website as a means of disclosing material, otherwise non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

[Financial tables follow]

Bel Fuse Inc.

Supplementary Information(1)

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025

Net sales	$220,510	$178,980	$609,686	$499,517
Cost of sales	130,229	107,840	365,840	304,475
Gross profit	90,281	71,140	243,846	195,042
As a % of net sales	40.9%	39.7%	40.0%	39.0%

Research and development costs	8,795	7,549	26,308	22,875
Selling, general and administrative expenses	39,437	32,804	112,452	93,225
As a % of net sales	17.9%	18.3%	18.4%	18.7%
Restructuring charges (credits)	57	219	157	(2,434)
Gain on sale of properties	-	(1,626)	-	(5,701)
Earnout liability adjustments	2,439	1,857	3,291	1,857
Income from operations	39,553	30,337	101,638	85,220
As a % of net sales	17.9%	16.9%	16.7%	17.1%

Interest expense	(71)	(3,630)	(4,403)	(11,775)
Interest income	2,740	238	4,170	777
Other income, net	4,419	1,058	788	11,265
Earnings before income taxes	46,641	28,003	102,193	85,487

Provision for income taxes	8,252	5,448	14,845	17,817
Effective tax rate	17.7%	19.5%	14.5%	20.8%
Net earnings	38,389	22,555	87,348	67,670
As a % of net sales	17.4%	12.6%	14.3%	13.5%

Less: Net earnings attributable to noncontrolling interest	276	620	3,005	2,280
Redemption value adjustment attributable to noncontrolling interest	11,823	(315)	21,194	(1,595)
Net earnings attributable to Bel Fuse shareholders	$26,290	$22,250	$63,149	$66,985

Weighted average number of shares outstanding:
Class A common shares - basic	2,115	2,115	2,115	2,115
Class A common shares - diluted	2,115	2,115	2,115	2,115
Class B common shares - basic	12,312	10,548	11,455	10,519
Class B common shares - diluted	12,324	10,548	11,465	10,519

Net earnings per common share:
Class A common shares - basic	$1.74	$1.68	$4.45	$5.07
Class A common shares - diluted	$1.74	$1.68	$4.45	$5.07
Class B common shares - basic	$1.84	$1.77	$4.69	$5.35
Class B common shares - diluted	$1.83	$1.77	$4.69	$5.35

(1) The supplementary information included in this press release for 2026 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the SEC.

Bel Fuse Inc.

Supplementary Information(1)

Condensed Consolidated Balance Sheets

(in thousands, unaudited)

	September 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$333,122	$57,800
Accounts receivable, net	156,178	121,490
Inventories	224,712	167,270
Other current assets	32,777	38,201
Total current assets	746,789	384,761
Property, plant and equipment, net	50,320	48,428
Right-of-use assets	31,579	22,868
Goodwill and other intangible assets, net	431,187	432,787
Other assets	49,564	46,356
Total assets	$1,309,439	$935,200

Liabilities, redeemable noncontrolling interest and shareholders' equity
Current liabilities:
Accounts payable	$92,490	$52,990
Operating lease liabilities, current	8,689	8,029
Other current liabilities	67,381	66,426
Total current liabilities	168,560	127,445
Long-term debt	-	197,500
Operating lease liabilities long-term	23,575	15,867
Other liabilities	69,895	75,714
Total liabilities	262,030	416,526
Redeemable noncontrolling interest	114,038	93,161
Shareholders' equity	933,371	425,513
Total liabilities, redeemable noncontrolling interest and shareholders' equity	$1,309,439	$935,200

(1) The supplementary information included in this press release for 2026 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the SEC.

Bel Fuse Inc.

Supplementary Information(1)

Condensed Consolidated Statements of Cash Flows

(in thousands, unaudited)

	Nine Months Ended
	September 30,
	2026	2025

Cash flows from operating activities:
Net earnings	$87,348	$67,670
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	20,806	19,936
Stock-based compensation	8,158	4,661
Amortization of deferred financing costs	1,090	1,124
Deferred income taxes (benefit)	(5,331)	1,722
Unrealized losses (gains) on foreign currency revaluation	2,557	(13,203)
Gain on sale/disposal of properties	(976)	(5,701)
Inventory impairment	1,186	-
Change in fair value of contingent consideration liabilities	3,291	-
Other, net	(3,641)	1,794
Changes in operating assets and liabilities:
Increase in accounts receivable	(32,603)	(13,141)
Decrease (increase) in unbilled receivables	1,513	(4,097)
Increase in inventories	(56,495)	(1,656)
Increase in other current assets	(1,757)	(3,232)
(Increase) decrease in other assets	(2,698)	880
Increase in accounts payable	37,650	4,030
Increase (decrease) in accrued expenses	1,528	(3,357)
Decrease in accrued restructuring costs	(435)	(5,010)
Increase (decrease) in income taxes payable	5,654	(3,142)
(Decrease) increase in other liabilities	(889)	1,766
Net cash provided by operating activities	65,956	51,044

Cash flows from investing activities:
Purchases of property, plant and equipment	(11,036)	(8,578)
Proceeds from held to maturity securities	-	950
Investment in related party notes receivable	-	(985)
Proceeds from disposal/sale of property, plant and equipment	1,192	7,763
Acquisition of business, net of cash acquired	(16,224)	-
Net cash used in investing activities	(26,068)	(850)

Cash flows from financing activities:
Dividends paid to common shareholders	(2,651)	(2,494)
Dividends paid to noncontrolling interest	(3,324)	-
Payment for contingent consideration	(3,531)	-
Deferred financing costs	-	(681)
Repayments under revolving line of credit	(217,500)	(70,500)
Borrowings under revolving line of credit	20,000	8,000
Proceeds from issuance of common stock, net	441,643	-
Net cash provided by (used in) financing activities	234,637	(65,675)

Effect of exchange rate changes on cash	797	4,971

Net increase (decrease) in cash and cash equivalents	275,322	(10,510)
Cash and cash equivalents - beginning of year	57,800	68,253
Cash and cash equivalents - end of year	$333,122	$57,743

Supplementary information:
Cash paid during the period for:
Income taxes, net of refunds received	$15,601	$19,426
Interest payments	$3,816	$11,831
ROU assets obtained in exchange for lease obligations	$15,130	$1,784

(1) The supplementary information included in this press release for 2026 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the SEC.

Bel Fuse Inc.

Supplementary Information(1)

Segment Highlights

(dollars in thousands, unaudited)

	Sales			Gross Margin
	Q3-26	Q3-25	% Change	Q3-26	Q3-25	Basis Point Change

Aerospace, Defense & Rugged Solutions	$106,596	$96,298	10.7%	39.6%	41.1%	(150)
Industrial Technology & Data Solutions	113,914	82,682	37.8%	42.7%	38.0%	470
Total	$220,510	$178,980	23.2%	40.9%	39.7%	120

	Sales			Gross Margin
	YTD September 2026	YTD September 2025	% Change	YTD September 2026	YTD September 2025	Basis Point Change

Aerospace, Defense & Rugged Solutions	$316,874	271,252	16.8%	40.7%	40.9%	(20)
Industrial Technology & Data Solutions	292,812	228,265	28.3%	39.7%	37.3%	240
Total	$609,686	$499,517	22.1%	40.0%	39.0%	100

(1) The supplementary information included in this press release for 2026 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the SEC.

Bel Fuse Inc.

Supplementary Information(1)

Reconciliation of GAAP Net Earnings to Non-GAAP Operating Income and Adjusted EBITDA

(in thousands, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025

GAAP Net Earnings	$38,389	$22,555	$87,348	$67,670
Provision for income taxes	8,252	5,448	14,845	17,817
Other income, net	(4,419)	(1,058)	(788)	(11,265)
Interest income	(2,740)	(238)	(4,170)	(777)
Interest expense	71	3,630	4,403	11,775
GAAP Operating Income	39,553	30,337	101,638	85,220
Restructuring charges (credits)	57	219	157	(2,434)
Earnout liability adjustments	2,439	1,857	3,291	1,857
Stock-based compensation	3,047	1,761	8,158	4,661
Acquisition related costs	143	-	1,806	-
Amortization of inventory step-up	-	-	-	1,757
Gain on sale of properties	-	(1,626)	-	(5,701)
Non-GAAP Operating Income	45,239	32,548	115,050	85,360
Depreciation and amortization	7,271	6,652	20,806	19,936
Adjusted EBITDA	$52,510	$39,200	$135,856	$105,296
% of net sales	23.8%	21.9%	22.3%	21.1%

(1) The supplementary information included in this press release for 2026 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the SEC.

Bel Fuse Inc.

Supplementary Information(1)

Reconciliation of GAAP Measures to Non-GAAP Measures

(in thousands, except per share data) (unaudited)

The following tables detail the impact that certain unusual or special items had on the Company’s earnings before taxes, provision for income taxes, net earnings attributable to Bel Fuse Shareholders, and net earnings per common Class A and Class B basic shares (“EPS”), as well as the line items in which these items were included on the consolidated statements of operations.

	Three Months Ended September 30, 2026					Three Months Ended September 30, 2025
Reconciling Items	Earnings before taxes	Provision for income taxes	Net Earnings Attributable to Bel Fuse Shareholders	Basic Class A EPS(2)	Basic Class B EPS(2)	Earnings before taxes	Provision for income taxes	Net Earnings Attributable to Bel Fuse Shareholders	Basic Class A EPS(2)	Basic Class B EPS(2)

GAAP measures	$46,641	$8,252	$26,290	$1.74	$1.84	$28,003	$5,448	$22,250	$1.68	$1.77
Restructuring charges	57	14	43	0.00	0.00	219	36	183	0.01	0.01
Earnout liability adjustments	2,439	390	2,049	0.14	0.14	1,857	297	1,560	0.12	0.12
Stock-based compensation	3,047	679	2,368	0.16	0.17	1,761	363	1,398	0.11	0.11
Acquisition related costs	143	33	110	0.01	0.01	-	-	-	-	-
Redemption value adjustment on redeemable NCI	-	-	11,823	0.79	0.83	-	-	(315)	(0.02)	(0.02)
Amortization of intangibles	3,875	694	3,181	0.21	0.22	3,700	647	3,053	0.23	0.24
Unrealized foreign currency exchange gains	(1,229)	(333)	(896)	(0.06)	(0.06)	(291)	(81)	(210)	(0.02)	(0.02)
Gain on sale of Hong Kong property	(976)	-	(976)	(0.06)	(0.07)	-	-	-	-	-
Gain on sale of properties	-	-	-	-	-	(1,626)	-	(1,626)	(0.12)	(0.13)
Non-GAAP measures	$53,997	$9,729	$43,992	$2.92	$3.07	$33,623	$6,710	$26,293	$1.99	$2.09

	Nine Months Ended September 30, 2026					Nine Months Ended September 30, 2025
Reconciling Items	Earnings before taxes	Provision for income taxes	Net Earnings Attributable to Bel Fuse Shareholders	Basic Class A EPS(2)	Basic Class B EPS(2)	Earnings before taxes	Provision for income taxes	Net Earnings Attributable to Bel Fuse Shareholders	Basic Class A EPS(2)	Basic Class B EPS(2)

GAAP measures	$102,193	$14,845	$63,149	$4.45	$4.69	$85,487	$17,817	$66,985	$5.07	$5.35
Restructuring charges/(credits)	157	29	128	0.01	0.01	(2,434)	(287)	(2,147)	(0.16)	(0.17)
Earnout liability adjustments	3,291	526	2,765	0.20	0.21	1,857	297	1,560	0.12	0.12
Stock-based compensation	8,158	1,819	6,339	0.45	0.47	4,661	960	3,701	0.28	0.30
Acquisition related costs	1,806	415	1,391	0.10	0.10	-	-	-	-	-
Redemption value adjustment on redeemable NCI	-	-	21,194	1.50	1.57	-	-	(1,595)	(0.12)	(0.13)
Amortization of intangibles	11,516	2,051	9,465	0.67	0.70	11,083	1,942	9,141	0.69	0.73
Unrealized foreign currency exchange losses/(gains)	2,557	605	1,952	0.14	0.14	(13,204)	(3,076)	(10,128)	(0.77)	(0.81)
Deferred financing cost write-off	640	147	493	0.04	0.04	-	-	-	-	-
Amortization of inventory step-up	-	-	-	-	-	1,757	404	1,353	0.10	0.11
Gain on sale of Hong Kong property	(976)	-	(976)	(0.07)	(0.07)	-	-	-	-	-
Gain on sale of properties	-	-	-	-	-	(5,701)	(937)	(4,764)	(0.36)	(0.38)
Non-GAAP measures	$129,342	$20,437	$105,900	$7.48	$7.86	$83,506	$17,120	$64,106	$4.85	$5.12

(1) The supplementary information included in this press release for 2026 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the SEC.

(2) Individual amounts of earnings per share may not agree to the total due to rounding.